                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              Illini Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OF ILLINI CORPORATION

--------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF
ILLINI CORPORATION:

    The Annual Meeting of Shareholders of Illini Corporation, will be held at Illini Bank, 120 S. Chatham Road, Springfield, Illinois, on Tuesday, May 13, 1997, at 10:00 a.m. local time for the purpose of:

    l. The election of three Directors, each of whom is to hold office for a term of three years and until their successors have been duly elected and qualified.

    2. The ratification of approval of KPMG Peat Marwick LLP as independent auditors for 1997.

    3. Transaction of other business that may be properly brought before the meeting or any adjournment thereof.

    The close of business on April 3, 1997 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.


                             BY RESOLUTION OF THE BOARD OF DIRECTORS



                             Ronald E. Cramer
                             Secretary


SPRINGFIELD, ILLINOIS
APRIL 21, 1997

ILLINI CORPORATION
120 South Chatham Road
Springfield, Illinois 62704


                  PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD MAY 13, 1997

    This proxy statement is furnished in connection with the solicitation by the Board of Directors, each a "Director" and collectively, the "Directors" of Illini Corporation ("Illini"), an Illinois corporation, of proxies for use at the Annual Meeting of Shareholders of Illini to be held at 10:00 A.M. local time, Tuesday, May 13, 1997 at Illini Bank, 120 South Chatham Road, Springfield, Illinois, and any adjournments thereof. The Board of Directors has fixed the close of business on April 3, 1997, as the record date for determining shareholders entitled to notice of, and to vote at the Annual Meeting. On the record date, Illini had outstanding 448,456 shares of $10.00 par value common stock (the "Common Stock"), all of which are entitled to vote at the annual meeting.

    The proxy provides instructions for voting for all Director nominees or for withholding authority to vote for one or more Director nominees. Shareholders have cumulative voting rights in the election of Directors. Accordingly, each shareholder is entitled to such number of votes as equals the number of shares owned by him as of the record date multiplied by the number of Directors to be elected (3), all of which votes may be cast for one nominee or distributed among two or more nominees as the shareholder may see fit. There are no state-prescribed requirements that shareholders must meet prior to making use of cumulative voting. On all other matters, shareholders are entitled one vote per share.

    Shares of Common Stock represented by properly executed proxies received by Illini will be voted at the meeting in accordance with instructions thereon. If there are no such instructions, the shares will be voted by the proxy holders at their discretion FOR the election of the three nominees listed below, FOR the ratification of approval of KPMG Peat Marwick LLP as independent auditors for 1997 and in the discretion of the proxy holders on other matters. Abstentions and broker nonvotes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes on any item to be voted upon and are not counted in determining the amount of shares voted on any item. A shareholder may revoke his proxy by a later proxy or by giving notice of such revocation to Illini in writing before or at the time of the meeting.
Attendance at the meeting will not in and of itself constitute the revocation of a proxy.

    The cost of solicitation of proxies will be paid by Illini. In addition to the solicitation by mail, officers, directors and employees of Illini may solicit proxies by telephone, telegram or by personal interviews. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

    A copy of Illini's Annual Report on Form 10-KSB for 1996 is enclosed, but is not incorporated into this proxy statement or made a part of the proxy soliciting material. The approximate date on which this proxy statement and form of proxy was first sent to shareholders was April 21, 1997.

                         PROPOSAL I -- ELECTION OF DIRECTORS

    Under Illini's Articles of Incorporation, as amended, the Board of Directors is divided into three classes approximately equal in number. The Board of Directors presently consists of twelve (12) members. Since Illini's 1996 Annual Meeting of Shareholders and through the mailing date of this proxy statement, the following five directors have resigned from the Board: Jesse A. Werner, Jr., Patrick A. Noonan, Robert W. Shaver, Thomas R. Beynon, and Conrad Noll, III. As a result, the Board of Directors has approved resolutions reducing the number of directors from 17 to 12.

    Each year the shareholders are asked to elect the members of a class for a term of three years. The Board of Directors, therefore, recommends the following nominees for election as Directors for a term ending at the Annual Meeting in 2000:

    Messrs. Thomas A. Black, Ronald E. Cramer, and Lawrence B. Curtin

    It is expected that all shares of Common Stock represented by an executed proxy in the accompanying form will be voted equally for the election of the persons listed above as Directors for whom authority to vote has not been withheld unless some other allocation of votes is specified on such proxy. Notwithstanding the foregoing, the proxy holders reserve the right, exercisable in their sole discretion, to vote proxies cumulatively so as to elect all or as many as possible of such Director nominees depending upon circumstances at the meeting. Whether or not any shares are voted cumulatively, the three persons receiving the highest number of votes will be elected as Directors. The Board of Directors has no reason to believe that any of the nominees will not be available to serve if elected. However, if any of the nominees are not available to serve if elected, proxies may be voted for election of other persons selected by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

    The information on the following page is provided with respect to each nominee for Director and each Director whose term of office extends beyond the date of the Annual Meeting and who will continue in office for their existing terms. On November 4, 1993, Illini Bank East, Illini Bank Menard County, and Illini Bank North were merged with, into, and under the charter of Illini Bank, a wholly-owned subsidiary of Illini (the "Illini Banks Merger"). As discussed herein, certain of the Directors were directors of the Illini Banks prior to the Illini Bank Merger.

    Name, Age, Principal Occupation                        Director of
    and other Directorships                                Illini Since
    -------------------------------------------------------------------

NOMINEES FOR THE TERM ENDING IN 2000:

    THOMAS A. BLACK - 59, Management                            1983

    Mr. Black holds a management position with Caterpillar Tractor Company. He served as a director of Illini Bank-East until the Illini Banks Merger was consummated, and now serves as a director and Chairman of the Board of Illini Bank. Mr. Black also serves as Chairman of the Board of Illini and has held such position since 1983.

    Name, Age, Principal Occupation                        Director of
    and other Directorships                                Illini Since
    -------------------------------------------------------------------

    RONALD E. CRAMER - 55, Real Estate                          1987

    Mr. Cramer operates a real estate management and construction business. He previously served as President of Illini Bank of Menard County until August of 1991 and as a director and Chairman of the Board of Illini Bank of Menard County until the Illini Bank Merger was completed. Mr. Cramer currently serves as a director of Illini Bank.

    LAWRENCE B. CURTIN - 70, Farmer                             1983

    Mr. Curtin owns and operates a large corn and soybean farm. He served as a director and Chairman of the Board of Illini Bank-East until the Illini Banks Merger was completed. He also serves as a director of Illini Bank.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE THREE DIRECTOR NOMINEES.

CONTINUING DIRECTORS FOR THE TERM ENDING IN 1998:

    ROBERT H. GOLDMAN - 72, Labor Relations Specialist          1983

    Mr. Goldman currently works for the State of Illinois, Department of Central Management Services. Prior to this, he owned and operated a retail office supply business. Mr. Goldman also serves as a member of the Springfield Board of Education.

    WILLIAM B. MCCUBBIN - 59, Farmer                            1983

    Mr. McCubbin owns and operates a large seed corn farm. He served as a director of Illini Bank-Coffeen until its directorate consolidation in August of 1991.

    BURNARD K. MCHONE - 57, Banking Executive                   1992

    Mr. McHone assumed the position of President of Illini effective January 1, 1992, and was subsequently elected a Director at the 1992 Annual Meeting. Prior to accepting these positions, Mr. McHone had over 15 years of bank management experience as President, Chairman and Controller of Farmers National Bank of Geneseo and Farmers National Bancorp, Inc. Effective with the consummation of the Illini Banks Merger, Mr. McHone was appointed as a Director and President of Illini Bank.

    ROBERT F. OLSON - 66, Retired State Representative          1988

    Mr. Olson is a Retired State Representative from the Illinois General Assembly. He is also a retired farmer. He currently operates a Farm Management Service for out of state landowners. He served as a director and Chairman of the Board of Illini Bank-North until the Illini Banks Merger. Mr. Olson now serves as a director of Illini Bank.

    Name, Age, Principal Occupation                        Director of
    and other Directorships                                Illini Since
    -------------------------------------------------------------------

    WILLIAM G. WALSCHLEGER JR. - 74, Land Surveyor              1986

    Mr. Walschleger is retired as owner and operator of Walschleger Land Surveyors. He served as Chairman of the Board of Illini Bank-Danvers until the August 1991 directorate consolidation. He continues to serve as a director of Illini Bank.

    PERRY WILLIAMS - 72, Retired                                1988

    Mr. Williams is a retired property manager, formerly employed by the State of Illinois. He served as a director of Illini Bank-North until the consummation of the Illini Banks Merger.

CONTINUING DIRECTORS FOR THE TERM ENDING IN 1999:

    KENNETH G. DEVERMAN - 47, Farmer                            1987

    Mr. Deverman is a grain and livestock farmer in Greenview. He served as a director of Illini Bank of Menard County until the Illini Banks Merger was completed.

    WILLIAM N. ETHERTON - 70, Farmer                            1994

    Mr. Etherton owns and operates a large grain and livestock corn farm. He also serves as a director of Illini Bank.

    JOHN H. PICKRELL - 77, Farm Manager                         1983

    Mr. Pickrell currently operates a farm and is engaged in farm management. He was appointed as a director and Treasurer of Illini Bank upon consummation of the Illini Banks Merger. Mr. Pickrell is also Treasurer of Illini and has held such position since 1983.

    Each nominee and continuing Director has held the position indicated since Illini was chartered in 1983, with the exception of William G. Walschleger Jr., Ronald E. Cramer, Kenneth G. Deverman, Robert F. Olson, Perry Williams, Burnard McHone, and William N. Etherton. Messr. Walschleger was added to the Board of Directors of Illini in 1986 upon consummation of Illini's acquisition of Sherman Banc Shares, Inc. Likewise, Messrs. Cramer and Deverman were added to Illini's Board in 1987 upon consummation of Illini's acquisition of Greenview Banc Shares, Inc. Messrs. Olson and Williams were added to the Board in 1988 upon consummation of Illini's acquisition of Elkhart Banc Shares, Inc. Messrs. McHone and Etherton were added to the Board in 1992 and 1994, respectively, upon reorganization of Illini's corporate structure.

    During 1996, the Board of Directors of Illini held six meetings. Each of the current Directors attended more than 75% of the total number of meetings of the Board of Directors and of all Committees of which the Director was a member.

    The Board of Directors has established Committees to assist in the discharge of its responsibilities. In 1989, the Audit Committee was established and assigned the responsibility of oversight of the external and internal audit functions. Accordingly, this Committee enters into engagement agreements with Illini's external auditors and monitors the progress and scope of external and internal audits and their reported results. The present Directors serving on this Committee are Messrs. Curtin, Pickrell, Cramer, Black, McCubbin and Etherton. During 1996, the Audit Committee met nine times.

    In 1991, the Board established a Compensation Committee, which met two times during 1996 and consists of Messrs. Black, Walschleger, Williams, Goldman, and Olson. This Committee was created by Illini to oversee and control all administration of employee compensation and benefit matters for Illini and its subsidiary bank.

    In 1992, the Board established a Shares Committee that did not meet during 1996 and consists of Messrs. Black, Walschleger, Etherton, McHone, Pickrell, and Cramer. The Shares Committee was established for the principal purpose of representing the ownership interests of the Company's shareholders. In addition, the Committee shall be responsible for continuously reviewing the trading in the capital shares of the Company and reporting thereon to the full Board.

    In 1996, the Board established a Nominating Committee which did not meet during 1996 and consists of Messrs. Black, McHone, Curtin, Olson, and Etherton. The Nominating Committee was created by Illini to oversee the duties of nominating a slate for election to the Board of Directors and with reviewing and determining the qualifications and eligibility of any nominee.

EXECUTIVE OFFICERS

    The following table provides information with respect to the executive officers of Illini as of March 28, 1997, including all positions and offices with Illini.


          NAME                AGE                   OFFICE
---------------------------------------------------------------------

    Thomas A. Black          59        Chairman of the Board
    Burnard K. McHone        57        President and Vice Chairman of the Board
    Mark R. Edmiston         38        Chief Financial Officer
    Gary W. Boblett          35        Senior Vice President
    David J. Schwemmer       45        Vice President
    Tony W. McLain           37        Vice President
    Ronald E. Cramer         55        Secretary
    John H. Pickrell         77        Treasurer


BUSINESS EXPERIENCE OF NON-DIRECTOR EXECUTIVE OFFICERS

    MARK R. EDMISTON - 38                             Chief Financial Officer

    Mr. Edmiston joined Illini Corporation as Chief Financial Officer ("C.F.O.") in November 1995, and also serves as C.F.O. for Illini Bank. Prior to joining Illini, Mr. Edmiston held various management positions in finance and accounting with other bank holding companies. Mr. Edmiston is a Certified Public Accountant with a B.S. in Accounting from Illinois State University.

    GARY W. BOBLETT - 35                              Senior Vice President

    Mr. Boblett joined Illini as Senior Vice President in September 1996, and also serves as Senior Vice President of Illini Bank. Mr. Boblett is responsible for all the commercial activities of the bank and is the Senior Loan Officer. Prior to joining Illini, Mr. Boblett held various management positions in credit administration, compliance review, and with state and national bank regulatory agencies.

    DAVID J. SCHWEMMER - 45                           Vice President

    Mr. Schwemmer joined the Illini staff in July 1991. He is responsible for the planning, direction, and day to day operation of the Bank Operations, Marketing, and Personnel Departments. He is also responsible for the Banks technology plan. Prior to Illini, he was employed by KPMG Peat Marwick LLP of St. Louis as a Senior Consultant in their financial institutions consulting practice. Mr. Schwemmer is a graduate of Southern Illinois University in Edwardsville with a B.S. in Business Administration with a specialization in Finance.

    TONY W. MCLAIN - 37                               Vice President

    Mr. McLain has been employed by Illini and Illini Bank for approximately thirteen years. He was promoted to Vice President in 1993. Mr. McLain is a graduate of Illinois College with a B.S. in Business Administration and Sociology. Mr. McLain is also a graduate of the American Bankers Association Graduate School of Banking in Madison, Wisconsin. Mr. McLain also serves as Vice President Retail Services of Illini Bank.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of April 1, 1997, with respect to all shareholders known to Illini to have been the beneficial owners of more than five percent of its Common Stock and the shares of Common Stock of Illini beneficially owned by each Director and by all Directors and executive officers of Illini as a group based upon information received from such persons. Beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest. Unless otherwise indicated, all persons shown in the table below have sole voting and dispositive power or share voting and dispositive power with members of their immediate families with respect to the number of shares listed next to their names.

                                                                         Common Stock Beneficially Owned
                                                                         -------------------------------
                                                                             Number of     Percentage
    Name of Beneficial Owner                Address (3)                       Shares        of Total
    -------------------------               -------------------              ---------      ---------
    Mae H. Noll                             903 South Lincoln Ave.            63,989 (1)     14.27%
                                            Springfield, IL 62704-2338
    Ida R. Noll (2)                         1190 Williams Blvd.               43,560          9.71%
                                            Springfield, IL 62704-2833
    Thomas A. Black                                                            6,749          1.50%
    Ronald E. Cramer                                                           2,786          0.62%
    Lawrence B. Curtin                                                         2,696          0.60%
    Kenneth Deverman                                                           1,108          0.25%
    William N. Etherton                                                        8,091          1.80%
    Robert H. Goldman                                                            464          0.10%
    William B. McCubbin                                                        2,654          0.59%
    Burnard K. McHone                                                          3,481          0.78%
    Robert F. Olson                                                            2,272          0.51%
    John H. Pickrell                                                           4,055          0.90%
    William G. Walschleger Jr.                                                 6,217          1.39%
    Perry Williams                                                               419          0.09%

              All 16 Directors and Executive
              Officers as a group                                             41,145          9.17%

    (1) The information regarding the beneficial ownership of the Common Stock by this individual is based on a Schedule 13D filed by this individual with the Securities and Exchange Commission on February 7, 1997.
    (2)  Ida R. Noll is the daughter-in-law of Mae H. Noll
    (3)  Provided for beneficial owners of more than five percent of Common
         Stock.

EXECUTIVE COMPENSATION

    The following table sets forth the compensation for 1996 awarded to or earned by the Chief Executive Officer of the Company.

                                                         Summary Compensation Table
                                                        ----------------------------
                                  Annual Compensation                               Long Term Compensation
                  ---------------------------------------------------   -------------------------------------------
  Name
   And                                                     Other         Restricted                      All Other
Principal                                                  Annual          Stock     Options    LTIP      Compen-
Position         Year         Salary($)       Bonus($)  Compensation     Award(s)($) SARs(#)  Payouts($)  sation($)
--------         ----         ---------       --------  ------------     ----------- -------  ---------  ---------
Burnard McHone   1996          $107,000         $1,177       $0               $0       $0        $0          $0
President        1995           $99,546             $0       $0               $0       $0        $0          $0
                 1994           $98,046        $18,560       $0               $0       $0        $0          $0

EMPLOYMENT AGREEMENT

    Illini and Illini Bank have entered into an employment agreement with Burnard K. McHone, effective as of October 30, 1996, under which Mr. McHone shall be employed until December 31, 1999. Provided the agreement is not terminated before December 31, 1999, after such date the agreement shall continue indefinitely until it is replaced in writing or until it is terminated, except that the severance pay provisions, which shall apply in the case of termination of Mr. McHone's employment prior to December 31, 1999, shall no longer be in force. Mr. McHone may terminate the employment agreement at any time upon 30 days prior notice to Illini.

    Under the employment agreement, the base salary of Mr. McHone is $107,000 per year. The Board of Directors of Illini or Illini Bank, or a committee authorized to act therefor may adjust Mr. McHone's compensation from time to time. In addition to his base salary, the agreement provides for Mr. McHone's participation in Illini and Illini Bank's Performance Compensation for Stakeholders Program (a cash bonus plan) and his participation in such other benefits as are made available to employees of Illini and Illini Bank (such as group health, medical and other employee benefit plans).

    The employment agreement provides for continuing benefits in the event Mr. McHone's employment is terminated prior to December 31, 1999. Specifically, Mr. McHone shall be entitled to severance pay if (a) Illini or Illini Bank terminate his employment, except for "cause" (I.E., substantial violation of Illini or Illini Bank's Code of Conduct or its personnel policies in effect from time to time, substantial violation of laws and regulations applicable to banking and failure to maintain and perform the personal services set forth in the employment agreement with professional standards of skill, care and prudence) or
(b) Mr. McHone terminates his employment for "good reason" (I.E., Illini or Illini Bank decrease his annual base salary or substantially change his job description o actual duties of employment by Illini or Illini Bank) within six months of the date of a change of control if Illini and/or Illini Bank as defined in the Change in Bank Control Act of 1978, as amended, Severance pay under such circumstances shall be equal to six months of his annual pay and benefits to which he may be entitled, compensation earned under any compensation program, employee benefits for which he may qualify at the time of termination, and reasonable out-placement and reemployment within the financial institutions industry; provided that, the total severance pay shall not exceed the amount that Mr. McHone would have received under the employment agreement if it had continued until its termination on December 31, 1999. Illini or Illini Bank may terminate the employment agreement at any time without cause by giving Mr. McHone 30 days' prior written notice.

    The agreement with Mr. McHone includes a covenant, which will limit his ability under certain circumstances to compete with the business of Illini and Illini Bank during the course of his employment by Illini and Illini Bank. Furthermore, the agreement restricts Mr. McHone's use of confidential and proprietary information concerning Illini and Illini Bank obtained in the course of his employment.

COMPENSATION OF DIRECTORS

    Directors of Illini receive $200 for each Directors' meeting attended and $100 for each Committee meeting attended on which they serve. Those Directors who also serve as salaried officers of Illini do not receive Directors' fees from Illini. Certain Directors also receive fees as a director of Illini's subsidiary, which is $400 for each Directors' meeting attended and $100 for each
                                          8

Loan Committee meeting attended. The Chairman of the Board receives fees in the amount of one and one-half the amount paid to other Directors.

    Illini has authorized expenses to be advanced to Thomas A. Black, a Director of Illini, in an amount up to $11,075 in connection with his defense of a shareholder derivative suit filed against him personally and Illini by Mae Noll, a shareholder owning in excess of 5% of the outstanding securities of Illini. The lawsuit was voluntarily dismissed in December 1996.

    Illini has also authorized expenses to be advanced to Patrick A. Noonan, a Director of Illini who resigned on October 30, 1996, in the amount of $5,236 in connection with his defense of litigation threatened against him personally by Mae Noll, a shareholder owning in excess of 5% of the outstanding securities of Illini.

TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND ASSOCIATES

    Since January 1, 1993, some of the Directors and executive officers of Illini (and members of their immediate families and corporations, organizations and trusts with which these individuals are associated) have been indebted to one or more of the subsidiary banks in amounts of $60,000 or more. All such loans were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the same time for comparable loan transactions with unaffiliated persons. No such loan was classified by any of the subsidiary banks as of December 31, 1996 as a non-accrual, past due, restructured or potential problem loan.

    Outside of normal customer relations, none of the Directors, executive officers, or 5% shareholders of Illini (or members of their immediate families) currently maintains or has maintained since January 1, 1993, any significant business or personal relationship with Illini or any of its subsidiaries other than such as might arise by virtue of such person's ownership interest in, or position with, Illini.

    Illini Bank paid legal fees to the Noll Law Office, Springfield, Illinois, relating primarily to the law firm's representation of the Bank concerning loan collection and other problem asset matters. Fees paid by Illini Bank to the law firm totaled $82,982 and $91,937 for the years ended December 31, 1995 and 1996, respectively. Jon Noll is a principal in this law firm, and he is the husband of Ida R. Noll and son of Mae H. Noll, persons who own more than 5% of the outstanding shares of Illini's common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires Illini's executive officers and Directors, and persons who own more than ten percent of a registered class of Illini's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, Directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on a review of the copies of such forms received by Illini, Illini believes that, during the period from January 1, 1996 until December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, Directors and ten percent shareholders were met.

         PROPOSAL II - - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP, Certified Public Accountants, served as the
Company's independent auditors for the year 1996. The Board of Directors has retained this firm as Illini's independent auditors for the year 1997, subject to ratification by shareholders at the Annual Meeting. A representative of KPMG Peat Marwick LLP will be present at the annual meeting, will be available to respond to questions of shareholders, and will be permitted to make a statement if he desires to do so.


          THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                   THE RATIFICATION OF KPMG PEAT MARWICK LLP.

SHAREHOLDER PROPOSALS

    If shareholders' proposals are to be considered for inclusion in Illini's Proxy Statement for a forthcoming annual meeting of Illini's shareholders, such proposals must be submitted on a timely basis and the proposals and proponents thereof otherwise must meet the requirements established by the Securities and Exchange Commission for shareholder proposals. Proposals for the 1998 Annual Meeting of Shareholders must be received by Illini at its principal executive office no later than December 24, 1997. Any such proposals, together with supporting statements, should be directed to the Secretary of Illini.

ADDITIONAL INFORMATION AVAILABLE

    UPON WRITTEN REQUEST, WITHOUT CHARGE TO ANY SHAREHOLDER, ILLINI WILL
PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB AND THE SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 1996 INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES THERETO. ALL SUCH INQUIRIES SHOULD BE DIRECTED TO MARK R. EDMISTON, CHIEF FINANCIAL OFFICER, ILLINI CORPORATION, 120 SOUTH CHATHAM ROAD, SPRINGFIELD, ILLINOIS, 62704.

OTHER BUSINESS

    The Board of Directors of Illini is not aware of any other matters that may come before the Annual Meeting of Shareholders. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting or any adjournment thereof.

                                  BY RESOLUTION OF THE BOARD OF DIRECTORS



                                  Ronald E. Cramer
                                  Secretary

Date: April 21, 1997

                                  ILLINI CORPORATION
                    PLEASE COMPLETE BOTH SIDES OF THE PROXY CARD,
                     DETACH AND RETURN IN THE ENCLOSED ENVELOPE.



                                DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
              SOLICITED BY THE BOARD OF DIRECTORS OF ILLINI CORPORATION
    The undersigned appoints John H. Pickrell and Ronald E. Cramer, and each of them as attorneys and proxies with power of substitution to vote, as indicated hereon, all shares of common stock of Illini Corporation held of record in the name of, at the close of business on April 3, 1997 and, in their discretion, to vote on all other matters which may properly come before the May 13, 1997 Annual Meeting of Shareholders of Illini
    Corporation and al el adjourned sessions thereof, all as set forth in the Notice and Proxy Statement relating to the meeting.


                                                      If joint account, each
                                                      joint owner should
                                                      sign.  State title when
                                                      signing as executor,
                                                      administrator, trustee,
                                                      guardian, etc.

                                                      DO NOT FOLD

                                                      DATED-----------------

                                            SIGNED--------------------------


                                            --------------------------------

The votes represented by this proxy, if properly executed, will be voted as indicated by you. If you sign and return the proxy unmarked, such votes will be voted "FOR" the election of directors, cumulatively for some if the proxies shall determine at their sole discretion, and "FOR" approval of the appointment of auditors. No proposal is related to or conditioned on any other proposal.

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                     DIRECTORS RECOMMEND a Vote FOR Items 1 and 2
-------------------------------------------------------------------------------

    1. ELECTION OF DIRECTORS FOR / /                  WITHHOLD AUTHORITY / /
                        all nominees listed      to vote for all nominees
                        below (except as
                        marked to the
                        contrary)

       Thomas A. Black                 Ronald E. Cramer
       Lawrence B. Curtin

       To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

    2. APPROVAL OF THE APPOINTMENT
       OF KPMG PEAT MARWICK LLP AS          For       Against        Abstain
       INDEPENDENT PUBLIC                   / /         / /            / /
       ACCOUNTANTS FOR 1997.

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Please mark you votes with an /X/.  Then DATE PROXY AND SIGN ON REVERSE side exactly as name(s) are shown and return signed proxy in enclosed envelope.


                            (To be signed on reverse side)